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EXHIBIT 23.2

CONSENT OF INDEPENDENT ACCOUNTANTS

        We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated April 14, 2004 relating to the consolidated financial statements, which appear in Diamond Discoveries International Corp.'s annual report on Form 10-KSB for the year ended December 31, 2003, filed with the Commission by the Registrant on April 14, 2004.

/s/ Rodefer Moss & Co PLLC

Knoxville, TN
November 19, 2004

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  EXHIBIT 23.2
CONSENT OF INDEPENDENT ACCOUNTANTS